EXHIBIT INDEX

Exhibit
No.                                  Description

4.1*      Restated Certificate of Incorporation of the
          Company as filed with the Secretary of State of Delaware on March 15, 1989, effective March 16,
          1989. (Incorporated herein by this reference to Exhibit 3(i).1 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1993.)

4.2*      Certificate of Amendment of the Restated
          Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware on May 11, 1990. (Incorporated herein by this reference to Exhibit 3(i).2 of the Registrant's
          Annual Report on Form 10-K for the year ended
          December 31, 1993.)

4.3*      Certificate of Correction of the Restated
          Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware on September 25, 1990. (Incorporated herein by this reference to Exhibit 3(i).3 of the Registrant's
          Annual Report on Form 10-K for the year ended
          December 31, 1993.)

4.4*      Certificate of Amendment of the Restated
          Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware on May 11, 1992. (Incorporated herein by this reference to Exhibit 3(i).4 of the Registrant's
          Annual Report on Form 10-K for the year ended
          December 31, 1993.)

4.5*      Certificate of Amendment of the Restated
          Certificate of Incorporation of the Company as filed with the Secretary of State of Delaware on May 12, 1994. (Incorporated herein by this reference to Exhibit 4.5 of the Registrant's
          Registration Statement on Form S-3 (No. 33-
          53691) filed with the SEC on May 18, 1994.)

4.6* By-laws of the Company as amended through February 23, 1999. (Incorporated herein by this reference to Exhibit 3(ii).2 of the Registrant's
          Annual Report on Form 10-K for the year ended
          December 31, 1998.)

4.7*      Global Marine Inc. 1989 Stock Option and
          Incentive Plan. (Incorporated herein by this reference to Exhibit 10.6 of the Registrant's
          Annual Report on Form 10-K for the year ended
          December 31, 1988.)

4.8*      First Amendment to Global Marine Inc. 1989 Stock
          Option and Incentive Plan. (Incorporated herein by this reference to Exhibit 10.6 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1990.)

4.9*      Second Amendment to Global Marine Inc. 1989
          Stock Option and Incentive Plan. (Incorporated herein by this reference to Exhibit 4.7 of the Registrant's Registration Statement on Form S-8
          (No. 33-40961).)

4.10*     Form of Stock Option Agreement pertaining to
          Options granted May 10, 1989 under the 1989
          Stock Option and Incentive Plan. (Incorporated herein by this reference to Exhibit 28.3 of the Registrant's Registration Statement on Form S-8
          (No. 33-32088).)

4.11* Form of Incentive Stock Option Agreement for general use under the 1989 Stock Option and Incentive Plan. (Incorporated herein by this reference to Exhibit 28.4 of the Registrant's
          Registration Statement on Form S-8 (No. 33-
          32088).)

4.12* Form of Stock Option Agreement for general use under the 1989 Stock Option and Incentive Plan
          (Non-Qualified Stock Options). (Incorporated herein by this reference to Exhibit 28.5 of the Registrant's Registration Statement on Form S-8
          (No. 33-32088).)

4.13**    Third Amendment to Global Marine Inc. 1989 Stock
          Option and Incentive Plan.

4.14*     Fourth Amendment to Global Marine Inc. 1989
          Stock Option and Incentive Plan. (Incorporated herein by this reference to Exhibit 10.16 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1994.)

4.15*     Fifth Amendment to Global Marine Inc. 1989 Stock
          Option and Incentive Plan. (Incorporated herein by this reference to Exhibit 10.1 of the Registrant's Quarterly Report on Form 10-Q for the quarter ended June 30, 1996.)

4.16*     Sixth Amendment to Global Marine Inc. 1989 Stock
          Option and Incentive Plan. (Incorporated herein by this reference to Exhibit 10.18 of the Registrant's Annual Report on Form 10-K for the year ended December 31, 1996.)

5.1**     Opinion of Mr. James L. McCulloch, Vice
          President and General Counsel of Global Marine
          Inc.

15.1      Letter of PricewaterhouseCoopers LLP regarding
          Awareness of Incorporation by Reference.

23.1      Consent of PricewaterhouseCoopers LLP.

23.2**    Consent of Mr. James L. McCulloch (included in
          Exhibit 5.1).

24.1 Powers of Attorney (included on the signature page of this Registration Statement).

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*    Incorporated herein by reference as indicated.
**   Previously filed.